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                           DOLLAR GENERAL CORPORATION

                            (a Kentucky corporation)

                             REGISTRATION AGREEMENT

                            Dated: ____________, 1998

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                                Table of Contents

SECTION 1.

Representations And Warranties...............................................4

  Representations and Warranties by the Company..............................4
    Compliance with Registration Requirements................................4
    Incorporated Documents...................................................5
    Independent Accountants..................................................6
    Financial Statements.....................................................6
    No Material Adverse Change in Business...................................6
    Good Standing of the Company.............................................6
    Good Standing of Subsidiaries............................................7
    Capitalization...........................................................7
    Capitalization...........................................................7
    Authorization of Agreement...............................................7
    Description of Securities................................................8
    Absence of Defaults and Conflicts........................................8
    Absence of Labor Dispute.................................................8
    Absence of Proceedings...................................................8
    Accuracy of Exhibits.....................................................9
    Possession of Intellectual Property......................................9
    Absence of Further Requirements..........................................9
    Possession of Licenses and Permits.......................................9
    Title to Property.......................................................10
    Investment Company Act..................................................10
    Registration Rights.....................................................11
    Compliance with Laws....................................................11
    Insurance...............................................................11
  Officer's Certificates....................................................11

Covenants Of The Company....................................................11

  Compliance with Securities Regulations and Commission Requests............12
  Filing of Amendments......................................................12
  Delivery of Dollar General Registration Statements........................12
  Delivery of Dollar General Prospectuses...................................12
  Continued Compliance with Securities Laws.................................13
  Blue Sky Qualifications...................................................13
  Rule 158..................................................................13
  Restriction on Sale of Securities.........................................13
  Reporting Requirements....................................................14

Payment Of Expenses.........................................................14

  Expenses..................................................................14


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  Allocation of Expenses....................................................14

Indemnification.............................................................14

  Indemnification of Underwriters and the Trust.............................14
  Indemnification of Company, Directors and Officers........................16
  Actions against Parties; Notification.....................................16
  Settlement without Consent if Failure to Reimburse........................17

Contribution................................................................17

Representations, Warranties And Agreements To Survive Delivery..............19

Termination ................................................................19

Notices     ................................................................19

Parties     ................................................................19

Governing Law...............................................................19

Effect Of Headings..........................................................20


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                           DOLLAR GENERAL CORPORATION

                            (a Kentucky corporation)

                             REGISTRATION AGREEMENT

                                                              ____________, 1998

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
GOLDMAN, SACHS & CO.
c/o Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
North Tower
World Financial Center
New York, New York  10281

DOLLAR GENERAL STRYPES TRUST
c/o Puglisi & Associates
850 Library Avenue
Suite 204
Newark, Delaware  19715

Ladies and Gentlemen:

      Dollar General Corporation, a Kentucky corporation (the "Company") confirms its agreements with Dollar General STRYPES Trust, a Delaware business trust (the "Trust"), and with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Goldman, Sachs & Co. (collectively, the "Underwriters", which term shall also include any underwriter substituted as provided in Section 10 of the Purchase Agreement (as defined below)), in connection with the proposed issue and sale by the Trust to the Underwriters, acting severally and not jointly, pursuant to a purchase agreement, dated the date hereof (the "Purchase Agreement"), among the Trust, the Turner Children Trust, a trust made by Cal Turner, Jr., James Stephen Turner, Laura Jo Dugas and Katherine Turner Weaver as Donors under the Indenture of Trust dated January 21, 1980, as amended, and for which Cal Turner, Jr. and James Stephen Turner act as Co-Trustees (such trust and the co-trustees thereof acting in their capacities as such being hereinafter referred to as the "Contracting Stockholder"), and the


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Underwriters, of an aggregate of 7,500,000 of the Trust's STRYPES(SM) (each, a
"STRYPES"), exchangeable for shares of common stock, par value $.50 per share, of the Company (the "Dollar General Common Stock") upon conclusion of the term of the Trust on ___________, 2001 (the "Exchange Date"), and, at the option of the Underwriters, all or any part of 1,125,000 additional STRYPES to cover over-allotments, if any. The aforesaid 7,500,000 STRYPES (the "Initial Securities") to be purchased by the Underwriters and all or any part of the 1,125,000 STRYPES subject to the option described in Section 2(b) of the Purchase Agreement (the "Option Securities") are hereinafter called, collectively, the "Securities." Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement.

      The Company has been advised that the Underwriters propose to make a public offering of the Securities as soon as the Underwriters deem advisable after this Agreement and the Purchase Agreement have been executed and delivered. The Company acknowledges that it has been advised that the execution and delivery of this Agreement is a condition to the execution and delivery of the Purchase Agreement by the Underwriters and the Trust, and that, in consideration of the execution and delivery of the Purchase Agreement by the Underwriters and the Trust, the Company is willing to make the representations, warranties and covenants herein contained.

      The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-50451) covering the registration under the Securities Act of 1933, as amended (the "1933 Act"), of the shares of Dollar General Common Stock deliverable upon exchange of the Securities, and Pre-Effective Amendments No. 1 and 2 thereto, including the related preliminary prospectus or prospectuses. Each prospectus relating to the shares of Dollar General Common Stock deliverable upon exchange of the Securities used before such registration statement (as so amended) became effective, in each case excluding any Trust preliminary prospectus (as defined below) attached thereto, is herein called a "Dollar General preliminary prospectus." Such registration statement, including the exhibits thereto, the schedules thereto, if any, and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, at the time it became effective, is herein called the "Dollar General Registration Statement." Any registration statement filed by the Company pursuant to Rule 462(b) of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") is herein referred to as the "Dollar General Rule 462(b) Registration Statement," and after such filing the term "Dollar General Registration Statement" shall include the Dollar General Rule 462(b) Registration Statement. The final prospectus relating to the shares of Dollar General Common Stock deliverable upon exchange of the Securities, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, but excluding any Trust Prospectus (as defined below) attached thereto, in the form first furnished to the Underwriters for use in connection with the offering of the Securities is herein called the "Dollar General Prospectus." For purposes of this Agreement, all references to the Dollar General Registration Statement, any Dollar General preliminary

----------
(SM) Service mark of Merrill Lynch & Co., Inc.


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prospectus, the Dollar General Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

      All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Dollar General Registration Statement, any Dollar General preliminary prospectus or the Dollar General Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Dollar General Registration Statement, any Dollar General preliminary prospectus or the Dollar General Prospectus, as the case may be, and shall be deemed to exclude all financial statements and schedules and other information which are included in any Trust preliminary prospectus or the Trust Prospectus which is attached to any Dollar General preliminary prospectus or the Dollar General Prospectus; and all references in this Agreement to amendments or supplements to the Dollar General Registration Statement, any Dollar General preliminary prospectus or the Dollar General Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "1934 Act"), which is incorporated by reference in the Dollar General Registration Statement, such Dollar General preliminary prospectus or the Dollar General Prospectus, as the case may be.

      The Trust has filed with the Commission (i) a notification on Form N-8A of registration of the Trust as an investment company; and (ii) a registration statement on Form N-2 (Nos. 333-50783 and 811-08755) for the registration of the Securities under the 1933 Act, and Pre-Effective Amendments No. 1 and 2 thereto, including a preliminary prospectus relating to the offering of the Securities. Promptly after execution and delivery of the Purchase Agreement, the Trust will either (i) prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") of the 1933 Act Regulations and paragraph (h) of Rule 497 ("Rule 497(h)") of the 1933 Act Regulations or (ii) if the Trust has elected to rely upon Rule 434 ("Rule 434") of the 1933 Act Regulations, prepare and file a term sheet (a "Trust Term Sheet") in accordance with the provisions of Rule 434 and Rule 497(h). The information included in such prospectus or in such Trust Term Sheet, as the case may be, that was omitted from such registration statement (as so amended) at the time it became effective but that is deemed to be part of such registration statement (as so amended) at the time it became effective (i) pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information" or (ii) pursuant to paragraph (d) of Rule 434 is referred to as "Rule 434 Information." Any prospectus relating to the offering of the Securities used before such registration statement (as so amended) became effective, and any prospectus relating to the offering of the Securities that omitted, as applicable, the Rule 430A Information or the Rule 434 Information, that was used after such effectiveness and prior to the execution and delivery of the Purchase Agreement, in each case excluding any Dollar General preliminary prospectus attached thereto, is herein called a "Trust preliminary prospectus." Such registration statement (as so amended), including the exhibits thereto and the schedules thereto, if any, at the time it became effective and including the Rule 430A Information and the Rule 434 Information, as applicable, is herein called the "Trust Registration Statement." Any registration statement filed by the Trust pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the


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"Trust Rule 462(b) Registration Statement," and after such filing the term
"Trust Registration Statement" shall include the Trust Rule 462(b) Registration Statement. The final prospectus relating to the offering of the Securities, excluding any Dollar General Prospectus attached thereto, in the form first furnished to the Underwriters for use in connection with the offering of the Securities is referred to herein as the "Trust Prospectus." If Rule 434 is relied on, the term "Trust Prospectus" shall refer to the Trust preliminary prospectus dated May 12, 1998 together with the Trust Term Sheet and all references in this Agreement to the date of the Trust Prospectus shall mean the date of the Trust Term Sheet. For purposes of this Agreement, all references to the Trust Registration Statement, any Trust preliminary prospectus, the Trust Prospectus or any Trust Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to EDGAR.

      Concurrently with the execution and delivery of the Purchase Agreement, the Trust will enter into a forward purchase contract (the "Forward Purchase Contract") with the Contracting Stockholder and The Bank of New York, as agent and custodian for and on behalf of the Trust, pursuant to which the Contracting Stockholder will agree to sell and the Trust will agree to purchase, on the business day immediately preceding the Exchange Date, the shares of Dollar General Common Stock required by the Trust to exchange all of the Securities on the Exchange Date as described in the Trust Prospectus, subject to the Contracting Stockholder's right to satisfy its obligation thereunder in whole or in part through a cash payment based on the value of the Dollar General Common Stock otherwise deliverable.

Section 1. Representations and Warranties.

      (a) Representations and Warranties by the Company. The Company represents and warrants to each Underwriter and to the Trust as of the date hereof, as of the Closing Time referred to in Section 2(c) of the Purchase Agreement, and as of each Date of Delivery (if any) referred to in Section 2(b) of the Purchase Agreement, and agrees with each Underwriter and the Trust as follows:

            (i) Compliance with Registration Requirements. The Company meets the requirements for use of Form S-3 under the 1933 Act. Each of the Dollar General Registration Statement and any Dollar General Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Dollar General Registration Statement or any Dollar General Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

            At the respective times the Dollar General Registration Statement, any Dollar General Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the Dollar General Registration Statement, the Dollar General Rule 462(b) Registration Statement and any amendments and supplements thereto complied


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      and will comply in all material respects with the requirements of the 1933
      Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Dollar General Prospectus nor any amendments or supplements thereto, at the time the Dollar General Prospectus or any such amendment or supplement thereto was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties in this subsection shall not apply to statements in or omissions from the Dollar General Registration Statement (or any amendments thereto) or the Dollar General Prospectus (or any amendments or supplements thereto) made in reliance upon and in conformity with (A) information furnished to the Company in writing by the Underwriters through Merrill Lynch expressly for use in the Dollar General Registration Statement (or any amendments thereto) or the Dollar General Prospectus (or any amendments or supplements thereto), (B) information furnished to the Company in writing by the Trust expressly for use in the Dollar General Registration
      Statement (or any amendments thereto) or the Dollar General Prospectus (or any amendments or supplements thereto) or (C) information furnished to the Company in writing by the Contracting Stockholder expressly for use in the Dollar General Registration Statement (or any amendments thereto) or the Dollar General Prospectus (or any amendments or supplements thereto).

            Each Dollar General preliminary prospectus and the prospectus relating to the shares of Dollar General Common Stock deliverable upon exchange of the Securities filed as part of the Dollar General Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and each Dollar General preliminary prospectus and the Dollar General Prospectus delivered to the Underwriters for use in connection with the offering of the Securities was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

            (ii) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Dollar General Registration Statement and the Dollar General Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations or the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), as applicable, and, when read together with the other information in the Dollar General Prospectus, at the time the Dollar General Registration Statement became effective, at the time the Dollar General Prospectus was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), did not and will not contain an


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      untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

            (iii) Independent Accountants. The accountants who certified the financial statements and supporting schedules included in the Dollar General Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

            (iv) Financial Statements. The financial statements included in the Dollar General Registration Statement and the Dollar General Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules included in the Dollar General Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Dollar General Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Dollar General Registration Statement.

            (v) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Dollar General Registration Statement and the Dollar General Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) except for regular quarterly dividends on the Dollar General Common Stock in amounts per share that are consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

            (vi) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Kentucky and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Dollar General Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.


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            (vii) Good Standing of Subsidiaries. Each subsidiary of the Company listed on Exhibit 21 to the Company's Annual Report on Form 10-K for the fiscal year ended January 30, 1998 (each, a "Subsidiary" and, collectively, the "Subsidiaries") has been duly organized and is validly existing as a corporation or partnership, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or organization, as the case may be, has corporate or partnership, as the case may be, power and authority to own, lease and operate its properties and to conduct its business as described in the Dollar General Prospectus and is duly qualified as a foreign corporation or partnership, as the case may be, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; all of the issued and outstanding capital stock of each corporate Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company directly or indirectly through subsidiaries, and all of the partnership interests of each partnership Subsidiary have been duly authorized and validly issued and are owned by the Company, directly or indirectly through subsidiaries, in each case free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock or partnership interests, as the case may be, of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary. The only subsidiaries of the Company are (a) the subsidiaries listed on Exhibit 21 to the Company's Annual Report on Form 10-K for the fiscal year ended January 30, 1998 and
      (b) certain other subsidiaries which, considered in the aggregate as a single subsidiary, do not constitute a "significant subsidiary" as defined in Rule 1-02 of Regulation S-X.

            (viii) Capitalization. The shares of issued and outstanding capital stock of the Company, including the shares of Series A Preferred Stock owned by the Contracting Stockholder, have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company, including the shares of Series A Preferred Stock owned by the Contracting Stockholder, was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

            (ix) Authorization of Dollar General Common Stock Issuable upon Conversion of the Series A Preferred Stock. The Dollar General Common Stock issuable upon conversion of the Series A Preferred Stock in accordance with the Restated Articles of Incorporation of the Company, as amended as of August 22, 1994 have been duly and validly authorized and reserved for issuance upon such conversion by all necessary corporate action and such shares, when issued upon such conversion, will be duly and validly issued and will be fully paid and non-assessable, and the issuance of such shares upon such conversion will not be subject to preemptive or other similar rights.

            (x) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company.


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            (xi) Description of Securities. The Dollar General Common Stock
      conforms to all statements relating thereto contained in the Dollar General Prospectus and such description conforms to the rights set forth in the instruments defining the same.

            (xii) Absence of Defaults and Conflicts. Neither the Company nor any of the Subsidiaries is in violation of its charter or by-laws or partnership agreement, as the case may be, or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them may be bound, or to which any of the property or assets of the Company or any of the Subsidiaries is subject (collectively, "Agreements and Instruments"), except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches, or defaults or Repayment Events or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws or partnership agreement, as the case may be, of the Company or any Subsidiary or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any Subsidiary.

            (xiii) Absence of Labor Dispute. No labor dispute with the employees of the Company or any Subsidiary exists or, to the knowledge of the Company, is imminent, which might reasonably be expected to result in a Material Adverse Effect; and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers, customers or contractors, which, in either case, might reasonably be expected to result in a Material Adverse Effect.

            (xiv) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or


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      affecting the Company or any subsidiary, which is required to be disclosed in the Dollar General Registration Statement (other than as disclosed therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated hereunder or the performance by the Company of its obligations hereunder; and the aggregate of all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective properties or assets is the subject which are not described in the Dollar General Registration Statement, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

            (xv) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Dollar General Registration Statement or the Dollar General Prospectus or to be filed as exhibits thereto which have not been so described and filed as required.

            (xvi) Possession of Intellectual Property. The Company and the Subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and the Company has received no notice and is otherwise unaware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of the Subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

            (xvii) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, except such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws.

            (xviii) Possession of Licenses and Permits. The Company and the Subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure to possess such Governmental Licenses would not, singly or in the aggregate, have a Material Adverse Effect; the Company and the Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect,


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      except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

            (xix) Title to Property. The Company and the Subsidiaries have good and marketable title to all real property owned by the Company and the Subsidiaries and good title to all personal property owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as
      (a) are described in the Dollar General Prospectus, or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of the Subsidiaries; and all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the Dollar General Prospectus, are in full force and effect, and the Company has no notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

            (xx) Investment Company Act. The Company is not an "investment company" as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act").

            (xxi) Registration Rights. Except as described in the Dollar General Registration Statement and the Dollar General Prospectus, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Dollar General Registration Statement or otherwise registered by the Company under the 1933 Act.

            (xxii) Compliance with Laws. Each of the Company and the Subsidiaries is in compliance with all applicable laws, statutes, ordinances, rules or regulations of any applicable jurisdiction, the enforcement of which, singly or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

            (xxiii) Insurance. Each of the Company and the Subsidiaries carries or is entitled to the benefits of insurance in such amounts and covering such risks as it reasonably believes are sufficient to cover potential losses or damages, and all such insurance is in full force and effect.

      (b) Officer's Certificates. Any certificate signed by any officer of the Company and delivered to the Underwriters or counsel for the Underwriters or to the Trust or counsel for the Trust in connection with the offering of the Securities shall be deemed a representation and warranty by the Company to each Underwriter and to the Trust, as the case may be, as to the matters covered thereby.

      Section 2. Covenants of the Company. The Company covenants with each Underwriter and with the Trust as follows:

      (a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 2(b) hereof, will notify the Underwriters and the Trust immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Dollar General Registration Statement, shall become effective, or any supplement to the Dollar General Prospectus or any amended Dollar General Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Dollar General Registration Statement or any amendment or supplement to the Dollar General Prospectus or for additional information, and
(iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Dollar General Registration Statement or of any order preventing or suspending the use of any Dollar General preliminary prospectus, or of the suspension of the qualification of the shares of Dollar General Common Stock deliverable upon exchange of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

      (b) Filing of Amendments. The Company will give the Underwriters and the Trust notice of the Company's intention to file or prepare any amendment to the Dollar General Registration Statement (including any filing under Rule 462(b)) or any amendment, supplement or revision to either the prospectus included in the Dollar General Registration Statement at the time it became effective or to the Dollar General Prospectus, will furnish the Underwriters and the Trust with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Underwriters or the Trust or counsel for the Underwriters or counsel for the Trust shall object.

      (c) Delivery of Dollar General Registration Statements. The Company has furnished or will deliver to the Underwriters and the Trust and counsel for the Underwriters and the Trust, without charge, signed copies of the Dollar General Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) and signed copies of all consents and certificates of experts. The copies of the Dollar General Registration Statement and each amendment thereto furnished to the Underwriters and the Trust will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

      (d) Delivery of Dollar General Prospectuses. The Company has delivered to each Underwriter, without charge, as many copies of each Dollar General preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Dollar General Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Dollar General Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Dollar General

Prospectus and any amendments or supplements thereto furnished to the Underwriters and the Trust will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

      (e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in the Purchase Agreement and in the Dollar General Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters, counsel for the Trust or counsel for the Company, to amend the Dollar General Registration Statement or amend or supplement the Dollar General Prospectus in order to ensure that the Dollar General Prospectus will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Dollar General Registration Statement or amend or supplement the Dollar General Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 2(b) hereof, such amendment or supplement as may be necessary to correct such statement or omission or to make the Dollar General Registration Statement or the Dollar General Prospectus comply with such requirements, and the Company will furnish to the Underwriters and the Trust such number of copies of such amendment or supplement as the Underwriters and the Trust may reasonably request.

      (f) Blue Sky Qualifications. The Company will use its reasonable best efforts, in cooperation with the Underwriters, to qualify the shares of Dollar General Common Stock deliverable in exchange for the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Underwriters may designate and to maintain such qualifications in effect through the Exchange Date; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the shares of Dollar General Common Stock deliverable in exchange for Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect through the Exchange Date.

      (g) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

      (h) Restriction on Sale of Securities. During a period of 90 days from the date of the Dollar General Prospectus, the Company will not, without the prior written consent of Merrill Lynch, offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any shares of

Dollar General Common Stock or any securities directly or indirectly convertible into or exercisable or exchangeable for Dollar General Common Stock. The foregoing sentence shall not apply to any shares of Dollar General Common Stock issued or options to purchase shares of Dollar General Common Stock granted pursuant to existing employee or director benefit plans of the Company referred to in the Dollar General Prospectus, or any shares of Dollar General Common Stock issued upon exercise of options granted pursuant to any such plan.

      (i) Reporting Requirements. The Company, during the period when the Dollar General Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

      Section 3. Payment of Expenses.

      (a) Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Dollar General Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing (or reproduction) and delivery to the Underwriters and the Trust of this Agreement, and (iii) the fees and disbursements of the Company's counsel, accountants and other advisors, (iv) the qualification of the shares of Dollar General Common Stock deliverable upon exchange of the Securities under securities laws in accordance with the provisions of Section 2(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (v) the printing and delivery to the Underwriters of copies of each Dollar General preliminary prospectus and of the Dollar General Prospectus and any amendments or supplements thereto, (vi) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, and (vii) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the National Association of Securities Dealers, Inc. of the terms of the offering and sale of the shares of Dollar General Common Stock deliverable upon exchange of the Securities.

      (b) Allocation of Expenses. The provisions of this Section 3 shall not affect any agreement that the Company and the Contracting Stockholder may make for the sharing of such costs and expenses.

      Section 4. Indemnification.

      (a) Indemnification of Underwriters and the Trust. Subject to the provisions set forth in this Section 4(a), the Company agrees to indemnify and hold harmless each Underwriter, the Trust and each person, if any, who controls any Underwriter or the Trust within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act, as follows:

            (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Dollar General Registration Statement (or any amendment thereto) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Dollar General preliminary prospectus or the Dollar General Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact made in the Trust Registration Statement (or any amendment thereto) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact made in any Trust preliminary prospectus or the Trust Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the indemnity agreement contained in this clause (ii) shall only apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission, or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Trust by the Company expressly for use in the Trust Registration Statement (or any amendment thereto) or any Trust preliminary prospectus or the Trust Prospectus (or any amendment or supplement thereto);

            (iii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, referred to under (i) and (ii) above; provided that (subject to Section 4(d) below) any such settlement is effected with the written consent of the Company; and

            (iv) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Underwriters or the Trust, as the case may be), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, referred to under (i) or
      (ii) above, to the extent that any such expense is not paid under (i),
      (ii) or (iii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with (A) written information furnished to the Company by the Underwriters through Merrill Lynch expressly for use in the Dollar General Registration Statement (or any amendment thereto), or any Dollar General preliminary prospectus or the Dollar General Prospectus (or any amendment or supplement thereto), (B) written information furnished to the Company by the Trust expressly for use in the Dollar General Registration Statement (or any amendment thereto), or any Dollar General preliminary prospectus or the Dollar General Prospectus (or any amendment or supplement thereto) or (C) written information furnished to the Company by the Contracting Stockholder expressly for use in the Dollar General Registration Statement (or any amendment thereto), or any Dollar General preliminary prospectus or the Dollar General Prospectus (or any amendment or supplement thereto); provided, further, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense of any Underwriter or person, if any, who controls such Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act with respect to any Dollar General preliminary prospectus to the extent that any such loss, liability, claim, damage or expense of any Underwriter results solely from the fact that such Underwriter sold Securities to a person as to whom the Company shall establish that there was not sent by commercially reasonable means, at or prior to the written confirmation of such sale, a copy of the Dollar General Prospectus in any case where such delivery is required by the 1933 Act, if the Company has previously furnished copies thereof in sufficient quantity to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Dollar General preliminary prospectus that was corrected in the Dollar General Prospectus.

      (b) Indemnification of Company, Directors and Officers. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Dollar General Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Dollar General Registration Statement (or any amendment thereto), or any Dollar General preliminary prospectus or the Dollar General Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Underwriters through Merrill Lynch expressly for use in the Dollar General Registration Statement (or any amendment thereto) or such Dollar General preliminary prospectus or the Dollar General Prospectus (or any amendment or supplement thereto).

      (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 4(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch; and, in the case of parties indemnified pursuant to Section

4(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this
Section 4 or Section 5 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

      (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested in accordance with this Agreement an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 4(a)(iii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

      Section 5. Contribution. If the indemnification provided for in Section 4 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then the parties hereto intend that the Company on the one hand and the Underwriters and the Trust on the other hand, in accordance with the applicable provisions of Section 4(a) hereof, shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and Contracting Stockholder on the one hand and the Underwriters and the Trust on the other hand from the offering of the Securities pursuant to the Purchase Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Contracting Stockholder on the one hand and the Underwriters and the Trust on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

      The relative benefits received by the offering of the Securities pursuant to the Purchase Agreement shall be deemed to be such that the Underwriters and the Trust shall be responsible for that portion of the aggregate amount of such losses, liabilities, claims, damages and expenses represented by the percentage that the total underwriting discount received by the Underwriters, as set forth on the cover of the Trust Prospectus, or, if Rule 434 is used, the corresponding location on the Trust Term Sheet, bears to the aggregate initial public offering price of the Securities as set forth on such cover and the Company and the Contracting Stockholder shall be responsible for the balance.

      The relative fault of the Company and the Contracting Stockholder on the one hand and the Underwriters and the Trust on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Contracting Stockholder on the one hand or by the Underwriters or the Trust on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      Notwithstanding the provisions of this Section 5, the Underwriters and the Trust shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by the Underwriters and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriters and the Trust have otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

      The Company, the Underwriters and the Trust agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 5. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 5 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

      No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      For purposes of this Section 5, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Underwriter; each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Trust; and each director of the Company, each officer of the Company who signed the Dollar General Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Underwriters' respective obligations to contribute pursuant to this Section 5 are several in proportion to the number of Securities set forth opposite their respective names on Schedule A hereto and not joint.

      Section 6. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company submitted pursuant to the Purchase Agreement, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriters or controlling persons, or by or on behalf of the Trust or controlling persons or by or on behalf of the Company and shall survive delivery of the Securities to the Underwriters pursuant to the Purchase Agreement.

      Section 7. Termination. In the event that the Underwriters terminate the Purchase Agreement as provided in Section 5, Section 9 or Section 10 thereof, the Underwriters shall promptly give the Company notice thereof and this Agreement shall simultaneously terminate, except that the provisions of Section 3, the indemnity agreements set forth in Section 4, the contribution provisions set forth in Section 5, and the provisions of Section 6 shall remain in effect.

      Section 8. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to: Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, North Tower, World Financial Center, New York, New York 10281, attention of Syndicate Operations; notices to the Trust shall be directed to it c/o Puglisi & Associates, 850 Library Avenue, Suite 204, Newark, Delaware 19715, attention of Donald J. Puglisi; notices to the Company shall be directed to it at Dollar General Corporation, 104 Woodmont Blvd., Suite 500, Nashville, TN 37205, attention of Robert C. Layne, Corporate Secretary.

      Section 9. Parties. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Trust and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Trust and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 4 and 5 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Trust and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from the Underwriters shall be deemed to be a successor by reason merely of such purchase.

      Section 10. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      Section 11. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

      If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Trust and the Company in accordance with its terms.

                                          Very truly yours,

                                          DOLLAR GENERAL CORPORATION


                                          By: _____________________________
                                              Name:
                                              Title:

CONFIRMED AND ACCEPTED,
      as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED
GOLDMAN, SACHS & CO.

By: MERRILL LYNCH, PIERCE, FENNER & SMITH
                INCORPORATED


By: _____________________________
        Authorized Signatory

DOLLAR GENERAL STRYPES TRUST


By: _____________________________
    Donald J. Puglisi,
    as Managing Trustee

                                                                      SCHEDULE A

                                                                Number
                                                                  of
                                                               Initial
                    Name of Underwriter                       Securities
------------------------------------------------------------  ----------
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated...................................

Goldman, Sachs & Co........................................
                                                              ---------
           Total ..........................................   7,500,000
                                                              =========